As filed with the Securities and Exchange Commission on February 23, 1998.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 6, 1998

                Date of Report (Date of earliest event reported)

                              THE YORK GROUP, INC.
              Exact Name of Registrant as Specified in its Charter

                                    DELAWARE
                            State of Incorporation or
                                  Organization

                                     0-28096
                             Commission File Number

                                   76-0490631
                                 I.R.S. Employer
                               Identification No.

                               9430 OLD KATY ROAD
                                 HOUSTON, TEXAS
                     Address of Principal Executive Offices

                                      77055
                                   (Zip Code)

                                 (713) 984-5500
                         Registrant's telephone number,
                               including area code

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.        OTHER EVENTS.

        On February 6, 1998, the Company issued a press release concerning its casket supply agreement with Service Corporation International. On February 18, 1998, the Company issued a press release announcing the execution of an Agreement and Plan of Merger with Colonial Guild, Ltd., the nation's second largest maker and wholesaler of custom made memorialization and commemorative products.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (C)    EXHIBITS

EXHIBIT NO.    DESCRIPTION OF EXHIBIT
-----------    ----------------------
  99.1         Press release dated February 6, 1998

  99.2         Press release dated February 18, 1998

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                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 1998

                                       THE YORK GROUP, INC.

                                       By:    /s/ DAVID F. BECK
                                              David F. Beck
                                              Vice President, Chief Finacial
                                              Officer

                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION OF EXHIBIT
-----------    ----------------------
  99.1         Press release dated February 6, 1998

  99.2         Press release dated February 18, 1998